AMENDED AND RESTATED BYLAWS OF HOMETRUST BANK ADOPTED BY THE BOARD OF DIRECTORS TO BECOME EFFECTIVE JULY 24, 2023

i INDEX TO AMENDED AND RESTATED BYLAWS OF HOMETRUST BANK ARTICLE 1 Offices ......................................................................................................................... 1 ARTICLE 2 Meetings of Shareholders ............................................................................................ 1 Section 1. Place of Meeting. ......................................................................................................... 1 Section 2. Annual Meeting. .......................................................................................................... 1 Section 3. Substitute Annual Meeting. ......................................................................................... 2 Section 4. Special Meetings. ........................................................................................................ 2 Section 5. Notice of Meetings. ..................................................................................................... 2 Section 6. Quorum. ....................................................................................................................... 2 Section 7. Conduct of Business. ................................................................................................... 2 Section 8. Shareholders' List. ....................................................................................................... 3 Section 9. Voting of Shares. .......................................................................................................... 3 Section 10. Proxies. ...................................................................................................................... 3 ARTICLE 3 Board of Directors ....................................................................................................... 4 Section 1. General Powers. ........................................................................................................... 4 Section 2. Number, Term and Qualification. ................................................................................ 4 Section 3. Removal. ...................................................................................................................... 5 Section 4. Vacancies. .................................................................................................................... 5 Section 5. Compensation. ............................................................................................................. 5 Section 6. Nomination of Directors. ............................................................................................. 5 Section 7. Communications with Directors. ................................................................................. 6 ARTICLE 4 Meetings of Directors .................................................................................................. 6 Section 1. Annual and Regular Meetings. .................................................................................... 6 Section 2. Special Meetings. ........................................................................................................ 6 Section 3. Notice of Meetings. ..................................................................................................... 7 Section 4. Quorum. ....................................................................................................................... 7 Section 5. Manner of Acting. ....................................................................................................... 7 Section 6. Presumption of Assent. ................................................................................................ 7 Section 7. Action Without Meeting. ............................................................................................. 7 Section 8. Meeting by Communications Device. ......................................................................... 7

ii ARTICLE 5 Committees.................................................................................................................. 8 Section 1. Election and Powers. ................................................................................................... 8 Section 2. Removal; Vacancies. ................................................................................................... 9 Section 3. Meetings. ..................................................................................................................... 9 Section 4. Minutes. ....................................................................................................................... 9 ARTICLE 6 Officers ........................................................................................................................ 9 Section 1. Titles. ........................................................................................................................... 9 Section 2. Election; Appointment................................................................................................. 9 Section 3. Removal. ...................................................................................................................... 9 Section 4. Vacancies. .................................................................................................................... 9 Section 5. Compensation. ............................................................................................................. 9 Section 6. Chair of the Board of Directors. ................................................................................ 10 Section 7. Chief Executive Officer. ............................................................................................ 10 Section 8. President. ................................................................................................................... 10 Section 9. Executive Vice Presidents and Vice Presidents. ....................................................... 10 Section 10. Treasurer; Assistant Treasurers. .............................................................................. 10 Section 11. Secretary; Assistant Secretaries. .............................................................................. 11 Section 12. Chief Financial Officer. ........................................................................................... 11 Section 13. Controller and Assistant Controllers. ...................................................................... 11 Section 14. Voting of Stocks. ..................................................................................................... 11 ARTICLE 7 Capital Stock ............................................................................................................. 12 Section 1. Certificate For Shares. ............................................................................................... 12 Section 2. Stock Transfer Books; Transfer Agent and Registrar. .............................................. 12 Section 3. Lost Certificates......................................................................................................... 12 Section 4. Distribution or Share Dividend Record Date. ........................................................... 13 Section 5. Holders of Record...................................................................................................... 13 Section 6. Shares Held by Nominees. ........................................................................................ 13 Section 7. Transfer Agent and Registrar. ................................................................................... 13 ARTICLE 8 Indemnification ......................................................................................................... 14 Section 1. Indemnification Provisions. ....................................................................................... 14 Section 2. Definitions. ................................................................................................................ 14 Section 3. Settlements. ............................................................................................................... 14 Section 4. Litigation Expense Advances. ................................................................................... 14 Section 5. Approval of Indemnification Payments. .................................................................... 15 Section 6. Suits by Claimant. ..................................................................................................... 15 Section 7. Consideration; Personal Representatives and Other Remedies. ................................ 15

iii Section 8. Scope of Indemnification Rights. .............................................................................. 15 Section 9. Extension of Indemnification Rights to Additional Employees. ............................... 15 ARTICLE 9 Emergency Bylaws .................................................................................................... 16 Section 1. Effectiveness.............................................................................................................. 16 Section 2. Board Meetings. ........................................................................................................ 16 Section 3. Principal Office. ........................................................................................................ 16 Section 4. Specific Powers. ........................................................................................................ 16 Section 5. Nonexclusive Powers. ............................................................................................... 16 ARTICLE 10 Exclusive Forum ..................................................................................................... 17 ARTICLE 11 General Provisions .................................................................................................. 17 Section 1. Dividends and Other Distributions. ........................................................................... 17 Section 2. Seal. ........................................................................................................................... 17 Section 3. Waiver of Notice. ...................................................................................................... 17 Section 4. Checks. ...................................................................................................................... 17 Section 5. Bond. ......................................................................................................................... 17 Section 6. Fiscal Year. ................................................................................................................ 17 Section 7. Amendments. ............................................................................................................. 18

1 AMENDED AND RESTATED BYLAWS OF HOMETRUST BANK ARTICLE 1 Offices HomeTrust Bank (the "Bank") may have offices at such places, either within or without the State of North Carolina, as the Board of Directors may from time to time determine. The principal office of the Bank shall be 10 Woodfin Street, Asheville, North Carolina until the Board of Directors shall determine otherwise in accordance with applicable law. ARTICLE 2 Meetings of Shareholders Section 1. Place of Meeting. Each meeting of shareholders shall be held at such place, either within or without the State of North Carolina, as shall be designated in the notice of the meeting. Section 2. Annual Meeting. The annual meeting of shareholders shall be held at such time as shall be set by the Board of Directors on a specific date in the fourth quarter of each calendar year, for the purpose of electing directors of the Bank and the transaction of such other business as may be properly brought before the meeting in accordance with these Bylaws. To be properly brought before an annual meeting, business must be (i) specified in the notice of annual meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a shareholder entitled to vote at the meeting in compliance with the procedure set forth in this Section 2. In addition to any other applicable requirements for business to be properly brought before an annual meeting by a shareholder, the shareholder must have given notice thereof in writing to the Secretary at least ten (10) days prior to the convening of such meeting. No business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 2; provided, however, that nothing in this Section 2 shall be deemed to preclude discussion by any shareholder of any business properly brought before the annual meeting and provided further that this Section 2 shall not apply to the nomination of directors by shareholders, which is governed by Article 3, Section 6 of these Bylaws. In the event that a shareholder attempts to bring business before an annual meeting without complying with the provisions of this Section 2, the Chair of the meeting may, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with the foregoing procedures, and, if the Chair shall so determine, the Chair shall so declare to the shareholders present at the meeting and any such business shall not be transacted.

2 Section 3. Substitute Annual Meeting. If the annual meeting of shareholders is not held within the period designated by these Bylaws, a substitute annual meeting may be called in accordance with Section 4 of this Article 2. A meeting so called shall be designated and treated for all purposes as the annual meeting of shareholders. Section 4. Special Meetings. Special meetings of the shareholders may be called at any time by the Chair of the Board of Directors, Chief Executive Officer or the Board of Directors. Section 5. Notice of Meetings. At least ten (10) and no more than 60 days prior to any annual or special meeting of shareholders, the Bank shall notify shareholders of the date, time and place of the meeting and, in the case of a special or substitute annual meeting or where otherwise required by law, shall briefly describe the purpose or purposes of the meeting. Only business within the purpose or purposes described in the notice may be taken at a special meeting. Unless otherwise required by the Bank's Amended and Restated Articles of Incorporation (the "Articles of Incorporation") or by law, the Bank shall be required to give notice only to shareholders entitled to vote at the meeting. If an annual or special shareholders' meeting is adjourned to a different date, time or place, notice thereof need not be given if the new date, time or place is announced at the meeting before adjournment; provided, however, that notice must be given if such meeting is adjourned to a date more than 120 days after the date fixed for the original meeting or if a new record date is otherwise fixed for the adjourned meeting. If a new record date for the adjourned meeting is fixed pursuant to Article 7, Section 5, notice of the adjourned meeting shall be given to persons who are shareholders as of the new record date. It shall be the primary responsibility of the Secretary to give the notice, but notice may be given by or at the direction of the Chair of the Board of Directors, the Chief Executive Officer, or the Board of Directors. If mailed, such notice shall be deemed to be effective when deposited in the United States mail with postage then prepaid, correctly addressed to the shareholders' addresses shown in the Bank's current record of shareholders. Section 6. Quorum. A majority of the votes entitled to be cast by a voting group on a matter, represented in person or by proxy at a meeting of shareholders, shall constitute a quorum for that voting group for any action on that matter, unless the Articles of Incorporation provide otherwise or other quorum requirements are fixed by law, including by a court of competent jurisdiction acting pursuant to Section 55-7-03 of the General Statutes of North Carolina. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof, unless a new record date is or must be set for the adjournment. Action may be taken by a voting group at any meeting at which a quorum of that voting group is represented, regardless of whether action is taken at that meeting by any other voting group. In the absence of a quorum at the opening of any meeting of shareholders, such meeting may be adjourned from time to time by a vote of the majority of the shares voting on the motion to adjourn. Section 7. Conduct of Business. The Chair of any meeting of shareholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as determined by the Chair to be appropriate. The date and time of the opening and closing of the polls for each matter upon which the shareholders will vote at the meeting shall be announced at the meeting.

3 Section 8. Shareholders' List. After fixing a record date for a meeting, the Bank shall prepare an alphabetical list of the names of all its shareholders that are entitled to notice of the shareholders' meeting. The list shall be arranged by voting group, if any (and within each voting group by class or series of shares), and shall show the address of and number of shares held by each shareholder. The shareholders' list shall be available for inspection by any shareholder, personally or by or with his, her or its representative, at any time during regular business hours, beginning two (2) business days after notice of the meeting is given for which the list was prepared and continuing through the meeting or any adjournment thereof, at a place identified in the meeting notice in the locale where the meeting will be held. The list shall also be available at the meeting and shall be subject to inspection by any shareholder, personally or by or with his, her or its representative, at any time during the meeting or any adjournment thereof Section 9. Voting of Shares. (a) Except as otherwise provided in the Articles of Incorporation or these Bylaws, each outstanding share of voting capital stock of the Bank shall be entitled to one (1) vote on each matter submitted to a vote at a meeting of the shareholders. Shares may be voted (i) in person, (ii) over the internet, (iii) by telephone or (iv) by one or more proxies (subject to Section 10 of this Article 2). Notwithstanding the foregoing, the Board of Directors may, in its discretion, decide for any shareholder meeting not to permit voting over the internet or by telephone. Action on a matter (other than the election of directors) by a voting group for which a quorum is present is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the vote of a greater number if required by law or by the Articles of Incorporation. Absent special circumstances, the outstanding shares of the Bank are not entitled to vote if they are owned, directly or indirectly, by a second corporation, domestic or foreign, and the Bank owns, directly or indirectly, a majority of the shares entitled to vote for directors of the second corporation, except that this provision shall not limit the power of the Bank to vote shares held by it or a subsidiary thereof in a fiduciary capacity. (b) In the case of election of directors, those nominees who receive a majority of the votes cast by the shares entitled to vote in such election shall be deemed to have been elected as directors; provided, however, that in the event two (2) or more nominees are presented for election to the same directorship, the nominee receiving a plurality of the votes cast by the shares entitled to vote in the election of a nominee to such directorship shall be deemed elected to the directorship. Section 10. Proxies. Shares may be voted by one (1) or more proxies authorized by a written appointment of proxy signed by the shareholder or the shareholder's duly authorized attorney-in-fact. In addition, proxies may be appointed in the form of (a) a photocopy, telegram, cablegram, facsimile or equivalent reproduction, (b) an electronic record that bears the shareholder's electronic signature and that may be directly reproduced in paper form by an automated process, and (c) any kind of telephonic transmission authorized by the Board of Directors, even if not accompanied by written communication, under circumstances or together with information from which the Bank can reasonably determine that the appointment was made or authorized by the shareholder. An appointment of proxy is valid for 11 months from the date of its execution, unless a different period is expressly provided in the appointment form.

4 ARTICLE 3 Board of Directors Section 1. General Powers. The business and affairs of the Bank shall be managed under the direction of the Board of Directors except as otherwise provided by the Articles of Incorporation or by applicable law. Section 2. Number, Term and Qualification. (a) The number of directors of the Bank shall consist of not less than five (5) nor more than twenty-five (25), the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the Board of Directors, which number shall be stated in the notice of the meeting of shareholders, or by resolution of the shareholders at any meeting thereof. Directors need not be residents of the State of North Carolina. (b) Except as set forth in subsection (c) or (d) of this Section 2, no person who is 72 or more years of age shall be eligible for election, reelection, appointment or re-appointment to the Board of Directors or be eligible to continue to serve as a director of the Bank beyond the annual meeting of shareholders of the Bank immediately following such person's 72nd birthday. (c) The Board of Directors shall have the discretion to exempt a director who (a) was a director of the Bank on June 30, 2016 and (b) is between 72 and 74 years of age from mandatory retirement as a director under subsection (b) of this Section 2 until the next annual meeting of shareholders of the Bank. The director being considered for an extension may not participate in the Board discussion or vote concerning such extension. Any director who desires to be considered for this exemption must submit a written request to the Secretary by the date set by the Board of Directors. This discretion may be exercised only upon a finding by the Board of Directors that such exemption is in the best interest of the Bank based on the qualifications considered in the selection of directors. (d) Subsection (b) of this Section 2 shall not apply to the first two terms (the “Initial Terms”) of Narasimhulu Neelagaru, M.D. as a director of the Bank, as contemplated by and subject to the provisions of Section 6.11 of the Agreement and Plan of Merger, dated as of July 24, 2022, by and between HomeTrust Bancshares, Inc. (the “Corporation”) and Quantum Capital Corp. (the “Quantum Merger Agreement”). If, following the end of the second Initial Term, (i) the Company Principal Stockholders own five percent or more of the outstanding shares of the Corporation’s common stock and (ii) Narasimhulu Neelagaru, M.D. is in good standing as a director of the Bank and he desires to continue serving as a director of the Bank, then notwithstanding subsection (b) of this Section 2 and subject to any legal or bank regulatory requirements, he may be nominated by the Board for election by the Bank’s shareholders for up to two additional terms, as contemplated by subsections (a) and (f) of Section 6.11 of the Quantum Merger Agreement. As used in this subsection (d), the term “Company Principal Stockholders” shall have the meaning ascribed to it in the Quantum Merger Agreement.

5 (e) The Board of Directors shall be composed of one (1) class. Each director shall serve for a term ending on the date of the annual meeting of shareholders following the annual meeting at which such director was elected or the date on which such director was appointed, as applicable, or the director's earlier death, resignation, disqualification or removal. In the event of any increase or decrease in the authorized number of directors, each director then serving as such shall nevertheless continue as a director until the expiration of the director's current term or the director's earlier death, resignation, disqualification or removal. In the event of the death, resignation, removal or disqualification of a director during the director's elected term of office, the Board of Directors or, subject to the provisions of these Bylaws and applicable law, the shareholders, may appoint the director's successor, who shall serve until the next annual shareholders' meeting at which directors are elected. Section 3. Removal. Except as otherwise provided in the Articles of Incorporation or these Bylaws, any director may be removed from office, with or without cause, by a vote of the holders of a majority of the outstanding shares of the Bank's voting stock. Notwithstanding the foregoing, if a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove him. If any directors are so removed, new directors may be elected at the same meeting by such voting group of shareholders entitled to elect such director. Notice of a shareholders' meeting to remove any director shall state that the purpose, or one (1) of the purposes, of the meeting is removal of the director and shall otherwise be governed by Section 5 of Article 2. Section 4. Vacancies. Except as otherwise provided in the Articles of Incorporation, a vacancy occurring in the Board of Directors, including, without limitation, a vacancy resulting from an increase in the number of directors or from the failure by the shareholders to elect the full authorized number of directors, may be filled by a majority of the remaining directors or by the sole director remaining in office. Subject to the requirements of applicable law and these Bylaws, the shareholders may elect a director at any time to fill a vacancy not filled by the directors. A director elected to fill a vacancy shall be elected to serve until the next annual shareholders' meeting at which directors are elected. Section 5. Compensation. The directors shall not receive compensation for their services as such, except that by resolution of the Board of Directors or by a committee established for such purpose, the directors may be paid fees (in such form as such Board of Directors or a committee established for such purpose may determine), which may include but are not restricted to fees for attendance at meetings of the Board or of a committee, and they may be reimbursed for expenses of attendance. Any director may serve the Bank in any other capacity and receive compensation therefor. Section 6. Nomination of Directors. Only persons who are nominated in accordance with the procedures set forth in this Section 6 shall be eligible for election as directors. Nomination for election of any person to serve as a director shall be made by the Board of Directors or the nominating committee of the Board of Directors. Nomination for election of any person to serve as a director may also be made by a shareholder if such nomination is made in compliance with the procedure set forth in this Section 6. Notice of nominations made by shareholders entitled to vote for the election of directors shall be received in writing by the Secretary not less than 30 days before the meeting of shareholders at which such nominees are to

6 stand for election. Each such notice shall set forth (i) the name, age, business address, residence address (if known), social security number (if known) and telephone number of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, (iii) the nominee's qualifications to serve as director, (iv) an executed written consent of the nominee to serve as a director of the Bank if so elected, and (v) any material interest of the shareholder in the proposed nomination. The Secretary shall deliver all such notices to the Board of Directors and to any nominating committee as may be appointed by the Board of Directors from time to time for the purpose of recommending to the Board of Directors candidates to serve as director. Such nominating committee, if any, shall thereafter make its recommendation with respect to nominees to the Board of Directors, and the Board of Directors shall thereafter make its determination as to whether such candidate should be nominated for election as director. The Chair of any meeting of shareholders called for election of directors may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedures, and if the Chair should so determine, the Chair shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 6 regarding nominations of directors and the provisions of Article 2, Section 2 regarding shareholder proposals, a shareholder shall also comply with all applicable requirements of state law with respect to the matters set forth in this Section 6 and Article 2, Section 2. Section 7. Communications with Directors. Shareholders may communicate with the Board of Directors on any matter pursuant to this Section 7 other than a proposal for business at a shareholders' meeting (which is governed by Article 2, Section 2) and the nomination of directors (which is governed by Article 3, Section 6) by writing to the Chair of the Board of Directors through the Secretary of the Bank. If a response on behalf of the Board of Directors or an individual director is appropriate, the Chair or another appropriate director will gather any information and documentation necessary for responding to the communication and will provide, or will direct another appropriate Board member to provide, such information, documentation and response to the shareholder. ARTICLE 4 Meetings of Directors Section 1. Annual and Regular Meetings. The annual meeting of the Board of Directors shall be held immediately following the annual meeting of the shareholders (or as soon thereafter as is practicable). The Board of Directors may by resolution provide for the holding of regular meetings of the Board on specified dates and at specified times; provided, that the Board of Directors shall meet at least four times a year. If any date for which a regular meeting is scheduled shall be a legal holiday, the meeting shall be held on a date designated in the notice of the meeting during either the same week in which the regularly scheduled date falls or during the preceding or following week. Regular meetings of the Board of Directors shall be held at such places as may be designated in the notice of the meeting. Section 2. Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the Chair of the Board, any Vice Chair of the Board, the Chief Executive Officer, or one-third (1/3) or more of the number of directors then in office on the Board of

7 Directors. Such meetings may be held at the time and place designated in the notice of the meeting. Section 3. Notice of Meetings. Unless the Articles of Incorporation or these Bylaws provide otherwise, the annual and regular meetings of the Board of Directors may be held without notice of the date, time, place or purpose of the meeting. The Secretary or other person or persons giving notice of a regular meeting to be held on a date other than the usual scheduled time or a special meeting shall give notice by any usual means of communication to be sent at least 24 hours before the specified time of the meeting if notice is sent by means of telephone, telecopy, electronic mail, or personal delivery and at least five (5) days before the meeting if notice is sent by mail. A director's attendance at, or participation in, a meeting for which notice is required shall constitute a waiver of notice, unless the director at the beginning of the meeting (or promptly upon arrival) objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting. Section 4. Quorum. Except as otherwise provided in the Articles of Incorporation, a quorum for the transaction of business at a meeting of the Board of Directors consists of a majority of the number of directors prescribed at the time of the meeting by the Board of Directors; provided, however, that if no such number is prescribed, a majority of the directors in office shall constitute a quorum. Section 5. Manner of Acting. Except as otherwise provided in the Articles of Incorporation or these Bylaws, the act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. Section 6. Presumption of Assent. A director of the Bank who is present at a meeting of the Board of Directors at which action on any corporate matter is taken is deemed to have assented to the action taken unless the director objects at the beginning of the meeting (or promptly upon arrival) to holding, or transacting business at, the meeting, or unless the director's dissent or abstention is entered in the minutes of the meeting or unless the director shall file written notice of his or her dissent or abstention to such action with the presiding officer of the meeting before its adjournment or with the Bank immediately after adjournment of the meeting. The right of dissent or abstention shall not apply to a director who voted in favor of such action. Section 7. Action Without Meeting. Unless otherwise provided in the Articles of Incorporation, action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if the action is taken by all members of the Board. The action must be evidenced by one (1) or more written consents signed by each director before or after such action, describing the action taken, and included in the minutes or filed with the corporate records. Action taken without a meeting is effective when the last director signs the consent, unless the consent specifies a different effective date. A director's consent to action taken without a meeting may be in electronic form and delivered by electronic means as provided in N.C. Gen. Stat. § 55-1-50. Section 8. Meeting by Communications Device. Although attendance in person at meetings of the Board of Directors is the Board's preferred method of participation, unless otherwise provided in the Articles of Incorporation, the Board of Directors may permit any or all

8 directors to participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting. ARTICLE 5 Committees Section 1. Election and Powers. The Board of Directors shall establish an executive committee, an audit committee and a loan committee, and may establish nominating and compensation committees; provided, however, that the full Board of Directors may serve as the loan committee. Upon the recommendation of the Chair, the Board of Directors shall appoint two (2) or more directors to serve at the pleasure of the Board on each such committee. Such appointees shall satisfy all applicable requirements for service on such committees established under applicable state and federal banking laws and the applicable provisions of Section 162(m) the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder. The Board of Directors may create one (1) or more additional committees and, upon the recommendations of the Chair, appoint two (2) or more directors to serve at the pleasure of the Board on each such committee. The creation of any such committee and the appointment of members to it must be approved by a majority of all of the directors in office when such action is taken. To the extent specified by the Board of Directors or in the Articles of Incorporation, the executive committee shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Bank, except that no committee shall have authority to do the following: (a) Authorize distributions; (b) Approve or propose to shareholders action required to be approved by shareholders under the North Carolina Business Corporation Act; (c) Fill vacancies on the Board of Directors or on any of its committees; (d) Amend the Articles of Incorporation; (e) Adopt, amend or repeal these Bylaws; (f) Approve a plan of merger not requiring shareholder approval; (g) Authorize or approve the reacquisition of shares, except according to a formula or method prescribed by the Board of Directors; or (h) Authorize or approve the issuance, sale or contract for sale of shares, or determine the designation and relative rights, preferences and limitations of a class or series of shares, except that the Board of Directors may authorize a committee (or a senior executive officer of the Bank) to do so within limits specifically prescribed by the Board of Directors.

9 Section 2. Removal; Vacancies. Any member of a committee may be removed by the Board of Directors at any time with or without cause, and vacancies in the membership of a committee by means of death, resignation, retirement, disqualification or removal shall be filled by the Board of Directors upon the recommendation of the Chair. Section 3. Meetings. The provisions of Article 4 governing meetings of the Board of Directors, action without meeting, notice, waiver of notice and quorum and voting requirements shall apply to the committees of the Board of Directors and their members. Section 4. Minutes. Each committee shall keep minutes of its proceedings and shall report thereon to the Board of Directors at or before the next meeting of the Board. ARTICLE 6 Officers Section 1. Titles. The officers of the Bank shall include a Chair of the Board of Directors, a Chief Executive Officer, a Chief Financial Officer and a Secretary, and may include a President, one (1) or more Vice Chairs of the Board of Directors, a Chief Operating Officer, a Chief Administrative Officer, one (1) or more Executive Vice Presidents, one (1) or more additional Vice Presidents, a Treasurer, a Controller, one (1) or more Assistant Treasurers, one (1) or more Assistant Secretaries, one (1) or more Assistant Controllers, and such other officers as shall be deemed necessary. The officers shall have the authority and perform the duties as set forth herein or as from time to time may be prescribed by the Board of Directors, by the Chief Executive Officer (to the extent that the Chief Executive Officer is authorized by the Board of Directors to prescribe the authority and duties of officers) or by the President (to the extent the President is authorized by the Board of Directors or the Chief Executive Officer to prescribe the authority and duties of officers). Any two (2) or more offices may be held by the same individual, but no officer may act in more than one (1) capacity where action of two (2) or more officers is required. Section 2. Election; Appointment. The officers of the Bank shall be elected from time to time by the Board of Directors or appointed from time to time by the Chief Executive Officer (to the extent that the Chief Executive Officer is authorized by the Board of Directors to appoint officers). Section 3. Removal. Any officer may be removed by the Board of Directors at any time with or without cause whenever in its judgment the best interests of the Bank will be served, but removal shall not itself affect the officer's contract rights, if any, with the Bank. Section 4. Vacancies. Vacancies among the officers may be filled and new offices may be created and filled by the Board of Directors or by the Chief Executive Officer (to the extent the Chief Executive Officer is authorized by the Board of Directors to appoint officers). Section 5. Compensation. The compensation of the officers shall be fixed by resolution of the Board of Directors or by a committee established for such purpose.

10 Section 6. Chair of the Board of Directors. The Chair of the Board of Directors shall preside at meetings of the Board of Directors and shall have such other authority and perform such other duties as the Board of Directors shall designate. In the Chair's absence from a meeting of the Board of Directors, a Vice Chair (in order of tenure in such office) shall preside at such meeting. Section 7. Chief Executive Officer. The Chief Executive Officer of the Bank shall be elected annually by the Board of Directors. The Chief Executive Officer shall have overall responsibility and authority for administering the affairs of the Bank. The Chief Executive Officer shall exercise all of the powers customarily exercised by a chief executive officer of any corporation by whatever name called unless expressly limited by the Board of Directors. The Chief Executive Officer shall have such other powers and perform such other duties as the Board of Directors shall designate or as may be provided by applicable law or elsewhere in these Bylaws. Section 8. President. A President may be elected annually by the Board of Directors. The President shall be in general charge of the affairs of the Bank in the ordinary course of its business. The President may perform such acts, not inconsistent with applicable law or the provisions of these Bylaws, as may be performed by the president of a corporation by whatever name called and may sign and execute all authorized notes, bonds, contracts and other obligations in the name of the Bank. The President shall exercise the powers of the Chief Executive Officer during the Chief Executive Officer's absence or inability to act. The President shall have such other powers and perform such other duties as the Board of Directors or the Chief Executive Officer shall designate or as may be provided by applicable law or elsewhere in these Bylaws. The President shall report to the Chief Executive Officer. Section 9. Executive Vice Presidents and Vice Presidents. The Executive Vice Presidents, if such officers are elected, shall exercise the powers of the President during the President's absence or inability to act in the order of seniority established by the Board of Directors or a committee thereof. In the event that the President and all Executive Vice Presidents are absent or unable to act, any other Vice President designated by the Chief Executive Officer or by the Board of Directors or a committee thereof may exercise the powers of the President. Any action taken by an Executive Vice President in the performance of the duties of the President shall be presumptive evidence of the absence or inability to act of the President at the time the action was taken. The Vice Presidents shall have such other powers and perform such other duties as may be duly assigned by the Board of Directors, the Chief Executive Officer or the President. Section 10. Treasurer; Assistant Treasurers. The Treasurer shall have such powers and perform such duties as may be assigned by the Board of Directors, the Chief Executive Officer (to the extent the Chief Executive Officer is authorized by the Board of Directors to prescribe the authority and duties of such officer), or the President (to the extent that the President is authorized by the Board of Directors to prescribe the authority and duties of such officer). Each Assistant Treasurer, if such officer is elected, shall have such powers and perform such duties as may be duly assigned by the Board of Directors, the Chief Executive Officer, or the President, and the Assistant Treasurers shall exercise the powers of the Treasurer during that officer's absence or inability to act.

11 Section 11. Secretary; Assistant Secretaries. The Secretary shall keep accurate records of the acts and proceedings of all meetings of shareholders and of the Board of Directors and shall give all notices required by law and by these Bylaws. The Secretary shall have general charge of the corporate books and records and shall have the responsibility and authority to maintain and authenticate such books and records. The Secretary shall have general charge of the corporate seal and shall affix the corporate seal to any lawfully executed instrument requiring it. The Secretary shall have general charge of the stock transfer books of the Bank and shall keep at an office of the Bank a record of shareholders, showing the name and address of each shareholder and the number and class of the shares held by each. The Secretary shall sign such instruments as may require the signature of the Secretary, and in general shall perform the duties incident to the office of Secretary and such other duties as may be assigned from time to time by the Board of Directors, the Chief Executive Officer (to the extent that the Chief Executive Officer is authorized by the Board of Directors to prescribe the authority and duties of other officers), or the President (to the extent that the President is authorized by the Board of Directors to prescribe the authority and duties of other officers). Each Assistant Secretary, if such officer is elected, shall have such powers and perform such duties as may be duly assigned by the Board of Directors, the Chief Executive Officer, or the President, and the Assistant Secretaries shall exercise the powers of the Secretary during that officer's absence or inability to act. Section 12. Chief Financial Officer. The Chief Financial Officer shall have custody of all funds and securities belonging to the Bank and shall receive, deposit or disburse the same under the direction of the Board of Directors. The Chief Financial Officer shall keep full and accurate accounts of the finances of the Bank, which may be consolidated or combined statements of one (1) or more of its Affiliate Entities, as appropriate, including a balance sheet as of the end of the fiscal year, an income statement for that year, and a statement of cash flows for the year unless that information appears elsewhere in the financial statements. The Bank shall mail the annual financial statements, or a written notice of their availability, to each shareholder within 120 days of the close of each fiscal year. The Chief Financial Officer shall in general perform all duties incident to the office and such other duties as may be duly assigned from time to time by the Board of Directors, the Chief Executive Officer (to the extent that the Chief Executive Officer, or the President. Section 13. Controller and Assistant Controllers. The Controller, if such office is elected, shall have charge of the accounting affairs of the Bank and shall have such other powers and perform such other duties as the Board of Directors, the Chief Executive Officer (to the extent that the Chief Executive Officer is authorized by the Board of Directors to prescribe the authority and duties of other officers), or the President (to the extent the President is authorized by the Board of Directors to prescribe the authority and duties of other officers) shall designate. Each Assistant Controller shall have such powers and perform such duties as may be duly assigned by the Board of Directors, the Chief Executive Officer, or the President, and the Assistant Controllers shall exercise the powers of the Controller during that officer's absence or inability to act. Section 14. Voting of Stocks. Unless otherwise ordered by the Board of Directors, the Chief Executive Officer shall have full power and authority on behalf of the Bank to attend, act and vote at meetings of the shareholders of any corporation in which the Bank may hold stock, and at such meetings shall possess and may exercise any and all rights and powers incident to the

12 ownership of such stock and which, as the owner, the Bank might have possessed and exercised if present. The Board of Directors may by resolution from time to time confer such power and authority upon any other person or persons. ARTICLE 7 Capital Stock Section 1. Certificate For Shares. The Board of Directors may authorize the issuance of some or all of the shares of the Bank's classes or series of capital stock without issuing certificates to represent such shares (i.e. book entry form). If shares are represented by certificates, the certificates shall be in such form as required by law and as determined by the Board of Directors. Certificates shall be signed, either manually or in facsimile, by the Chief Executive Officer or the President and by the Secretary or an Assistant Secretary. All certificates for shares shall be consecutively numbered or otherwise identified and entered into the stock transfer books of the Bank. When shares are represented by certificates, the Bank shall issue and deliver, to each shareholder to whom such shares have been issued or transferred, certificates representing the shares owned by him. When shares are not represented by certificates and ownership is recorded in book entry form, then within a reasonable time after the issuance or transfer of such shares, the Bank shall send the shareholder to whom such shares have been issued or transferred a written statement of the information required by law to be on certificates. Shares represented by certificates may become held in book entry form upon surrender of such certificates to the Bank in compliance with N.C. Gen. Stat. § 55-6-26. Section 2. Stock Transfer Books; Transfer Agent and Registrar. The Bank shall keep or cause to be kept a book or set of books, to be known as the stock transfer books of the Bank, containing the name of each shareholder of record, together with such shareholder's address and the number and class or series of shares held by him. Transfers of shares of the Bank shall be made only on the stock transfer books of the Bank (i) by the holder of record thereof or by his, her or its legal representative, who shall provide proper evidence of authority to transfer; (ii) by his, her or its attorney authorized to effect such transfer by power of attorney duly executed and filed with the Secretary; and (iii) on surrender for cancellation of the certificate for such shares (if the shares are represented by certificates). The Board of Directors may direct the Bank to maintain in North Carolina or elsewhere one or more transfer offices or agencies and also one or more registry offices which offices and agencies may establish rules and regulations for the issue, transfer and registration of stock certificates. No certificates for shares of stock in respect of which a transfer agent and registrar shall have been designated shall be valid unless countersigned by such transfer agent and registered by such registrar. Section 3. Lost Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Bank claimed to have been lost or destroyed, upon receipt of an affidavit of such fact from the person claiming the certificate to have been lost or destroyed. When authorizing such issue of a new certificate, the Board of Directors shall require that the owner of such lost or destroyed certificate, or his, her or its legal representative, give the Bank a bond in such sum and with such surety or other security as the

13 Board of Directors may direct as indemnification against any claims that may be made against the Bank with respect to the certificate claimed to have been lost or destroyed, except where the Board of Directors by resolution finds that in the judgment of the Board of Directors the circumstances justify omission of a bond. Section 4. Distribution or Share Dividend Record Date. The Board of Directors may fix a date as the record date for determining shareholders entitled to a distribution or share dividend. If no record date is fixed by the Board of Directors for such determination, it shall be the date the Board of Directors authorizes the distribution or share dividend. Section 5. Holders of Record. Except as otherwise required by law, the Bank may treat the person or entity in whose name shares stand of record on its books as the absolute owner of such shares and the person or entity exclusively entitled to receive notification and distributions, to vote, and to otherwise exercise the rights, powers, and privileges of ownership of such shares. Section 6. Shares Held by Nominees. The Bank shall recognize a beneficial owner of shares registered in the name of the nominee as the owner and shareholder of such shares for certain purposes if the nominee in whose name such shares are registered files with the Secretary a written certificate in a form prescribed by the Bank, signed by the nominee, indicating the following: (i) the name, address, and taxpayer identification number of the nominee; (ii) the name, address, and taxpayer identification number of the beneficial owner; (iii) the number and class or series of shares registered in the name of the nominee as to which the beneficial owner shall be recognized as the shareholder; and (iv) the purposes for which the beneficial owner shall be recognized as the shareholder. The purposes for which the Bank shall recognize the beneficial owner as the shareholder may include the following: (i) receiving notice of, voting at, and otherwise participating in shareholders' meetings; (ii) executing consents with respect to the shares; (iii) exercising dissenters' rights under the North Carolina Business Corporation Act; (iv) receiving distributions and share dividends with respect to the shares; (v) exercising inspection rights; (vi) receiving reports, financial statements, proxy statements, and other communications from the Bank; (vii) making any demand upon the Bank required or permitted by law; and (viii) exercising any other rights or receiving any other benefits of a shareholder with respect to the shares. The certificate shall be effective ten (10) business days after its receipt by the Bank and until it is changed by the nominee, unless the certificate specifies a later effective time or an earlier termination date. If the certificate affects less than all of the shares registered in the name of the nominee, the Bank may require the shares affected by the certificate to be registered separately on the books of the Bank and be represented by a share certificate that bears a conspicuous legend stating that there is a nominee certificate in effect with respect to the shares represented by that share certificate. Section 7. Transfer Agent and Registrar. The Board of Directors may appoint one or more transfer agents and one or more registrars of transfers and may require all stock certificates to be signed or countersigned by the transfer agent and registered by the registrar of transfers.

14 ARTICLE 8 Indemnification Section 1. Indemnification Provisions. Any person who at any time serves or has served as a director or officer of the Bank or of any wholly owned subsidiary of the Bank, or in such capacity at the request of the Bank for any other foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or as a trustee or administrator under any employee benefit plan of the Bank or of any wholly owned subsidiary thereof (a "Claimant"), shall have the right to be indemnified and held harmless by the Bank to the fullest extent from time to time permitted by law against all liabilities and litigation expenses (as hereinafter defined) in the event a claim shall be made or threatened against that person in, or that person is made or threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether or not brought by or on behalf of the Bank, including all appeals therefrom (a "proceeding"), arising out of that person's status as such or that person's activities in any such capacity; provided, however, that such indemnification shall not be available with respect to (a) that portion of any liabilities or litigation expenses with respect to which the Claimant is entitled to receive payment under any insurance policy or (b) any liabilities or litigation expenses incurred on account of any of the Claimant's activities which were at the time taken known or believed by the Claimant to be clearly in conflict with the best interests of the Bank. Section 2. Definitions. As used in this Article 8, (a) "liabilities" shall include, without limitation, (1) payments to satisfaction of any judgment, money decree, excise tax, fine or penalty for which Claimant had become liable in any proceeding and (2) payments in settlement of any such proceeding subject, however, to Section 3 of this Article; (b) "litigation expenses" shall include, without limitation, (1) reasonable costs and expenses and attorneys' fees and expenses actually incurred by the Claimant in connection with any proceeding and (2) reasonable costs and expenses and attorneys' fees and expenses in connection with the enforcement of rights to the indemnification granted hereby or by applicable law, if such enforcement is successful in whole or in part; and (c) "disinterested directors" shall mean directors who are not party to the proceeding in question. Section 3. Settlements. The Bank shall not be liable to indemnify the Claimant for any amounts paid in settlement of any proceeding effected without the Bank's written consent. The Bank will not unreasonably withhold its consent to any proposed settlement. Section 4. Litigation Expense Advances. (a) Except as provided in subsection (b) below, any litigation expenses shall be advanced to any Claimant within 30 days of receipt by the Secretary of the Bank of a demand therefor, together with an undertaking by or on behalf of the Claimant to repay to the Bank such amount unless it is ultimately determined that the Claimant is entitled to be indemnified by the Bank against such expenses. The Secretary shall promptly forward notice of the demand and undertaking immediately to all directors of the Bank.

15 (b) Within ten (10) days after mailing of notice to the directors pursuant subsection (a) above, any disinterested director may, if desired, call a meeting of disinterested directors to review the reasonableness of the expenses so requested. No advance shall be made if a majority of the disinterested directors affirmatively determines that the item of expense is unreasonable in amount; but if the disinterested directors determine that a portion of the expense item is reasonable, the Bank shall advance such portion. Section 5. Approval of Indemnification Payments. Except as provided in Section 4 of this Article, the Board of Directors shall take all such action as may be necessary and appropriate to authorize the Bank to pay the indemnification required by Section 1 of this Article, including, without limitation, making a good faith evaluation of the manner in which the Claimant acted and of the reasonable amount of indemnity due the Claimant. In taking any such action, any Claimant who is a director of the Bank shall not be entitled to vote on any matter concerning such Claimant's right to indemnification. Section 6. Suits by Claimant. No Claimant shall be entitled to bring suit against the Bank to enforce his or her rights under this Article until 60 days after a written claim has been received by the Bank, together with any undertaking to repay as required by Section 4 of this Article 8. It shall be a defense to any such action that the Claimant's liabilities or litigation expenses were incurred on account of activities described in clause (b) of Section 1 of this Article 8, but the burden of proving this defense shall be on the Bank. Neither the failure of the Bank to have made a determination prior to the commencement of the action to the effect that indemnification of the Claimant is proper in the circumstances, nor an actual determination by the Bank that the Claimant had not met the standard of conduct described in such clause (b) of Section 1, shall be a defense to the action or create a presumption that the Claimant has not met the applicable standard of conduct. Section 7. Consideration; Personal Representatives and Other Remedies. Any person who, during such time as this Article 8 or corresponding provisions of predecessor Bylaws is or has been in effect, serves or has served in any of the aforesaid capacities for or on behalf of the Bank shall be deemed to be doing so or to have done so in reliance upon, and as consideration for, the right of indemnification provided herein or therein. The right of indemnification provided herein or therein shall inure to the benefit of the legal representatives of any person who qualifies or would qualify as a Claimant hereunder, and the right shall not be exclusive of any other rights to which the person or legal representative may be entitled apart from this Article. Section 8. Scope of Indemnification Rights. Except as otherwise set forth in these Bylaws, or as otherwise required by law, the rights granted herein shall not be limited by the provisions of Section 55-8-51 of the General Statutes of North Carolina or any successor statute. Section 9. Extension of Indemnification Rights to Additional Employees. The Board of Directors may, from time to time as it deems appropriate, extend the indemnification rights provided by this Article 8 on terms consistent with this Article 8 to any person other than a director or officer who serves or who has served as an employee or agent of the Bank or of any wholly owned subsidiary of the Bank, or in such capacity at the request of the Bank for any other foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or as a

16 trustee or administrator under any employee benefit plan of the Bank or of any wholly owned subsidiary thereof. ARTICLE 9 Emergency Bylaws Section 1. Effectiveness. Notwithstanding any other provisions of these Bylaws or the Articles of Incorporation of the Bank, the emergency Bylaws provided in this Article 9 shall be effective during any emergency resulting from a military or terrorist attack on the United States or on a locality in which the Bank conducts its principal business or customarily holds meetings of its Board of Directors or its shareholders, or during any nuclear or atomic disaster, or during the existence of any other catastrophic event or similar emergency, as a result of which a quorum of the Board of Directors, or of the executive committee of the Board of Directors, if any, cannot readily be assembled for action. To the extent not inconsistent with the provisions of the emergency Bylaws in this Article 9, the provisions of the regular Bylaws shall remain in effect during such emergency. Upon termination of the emergency, the emergency Bylaws in this Article 9 shall cease to be effective. Section 2. Board Meetings. During any such emergency, a meeting of the Board of Directors may be called by any officer or director of the Bank. Notice of the time and place of the meeting shall be given by the person calling the meeting to such of the directors as it may be feasible to reach at the time by any available means of communication, including publication, television, internet or radio. Such advance notice shall be given as, in the judgment of the person calling the meeting, circumstances permit. At any such meeting of the Board of Directors, a quorum shall consist of a majority of the number of directors prescribed at the time of the meeting by the Board of Directors; provided, however, that if no such number is prescribed, a majority of the directors in office shall constitute a quorum. To the extent required to constitute a quorum at the meeting, the officers present shall be deemed, in order of rank and within the same rank in order of seniority, directors for the meeting. The Board of Directors may take any action at any such meeting which it deems necessary for managing the Bank during the emergency. Section 3. Principal Office. During the emergency, the Board of Directors may change the principal office of the Bank or designate several alternative principal offices, or authorize the officers to do so, which change or designation shall last for the duration of the emergency. Section 4. Specific Powers. Without limiting the generality of the foregoing, the Board of Directors, acting pursuant to Section 2 of this Article 9, is authorized to make all necessary determinations of fact regarding the extent and severity of the emergency and the availability of members of the Board; to designate and replace officers, agents and employees of the Bank and otherwise provide for continuity of management; and to adopt rules of procedure and fill vacancies in the Board of Directors. Section 5. Nonexclusive Powers. The emergency powers provided in this Article 9 shall be in addition to any powers provided by law.

17 ARTICLE 10 Exclusive Forum Unless the Bank consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Bank, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or other employee of the Bank to the Bank or the Bank's shareholders, (iii) any action asserting a claim against the Bank or any director or officer or other employee of the Bank arising pursuant to any provision of the North Carolina Business Corporation Act, Chapter 53C of the North Carolina General Statutes ("Chapter 53C"), or the Bank's Articles of Incorporation or these Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim against the Bank or any director or officer or other employee of the Bank governed by the internal affairs doctrine must be a state court located within the City of Asheville in Buncombe County, North Carolina (or, if no state court located within the State of North Carolina has jurisdiction, the United States District Court for the Western District of North Carolina). ARTICLE 11 General Provisions Section 1. Dividends and Other Distributions. The Board of Directors may from time to time declare, and the Bank may pay or make, dividends and other distributions with respect to its outstanding shares in the manner and upon the terms and conditions provided by law. Section 2. Seal. The seal of the Bank, if the Board of Directors determines to adopt one, shall be in the form approved by the Board of Directors. Section 3. Waiver of Notice. Whenever notice is required to be given to a shareholder, director or other person under the provisions of these Bylaws, the Articles of Incorporation or by applicable law, a waiver in writing signed by the person or persons entitled to the notice, whether before or after the date and time stated in the notice, and delivered to the Bank shall be equivalent to giving the notice. Section 4. Checks. All checks, drafts or orders for the payment of money shall be signed by the officer or officers or other individuals that the Board of Directors may from time to time designate. Section 5. Bond. The Board of Directors may by resolution require any or all officers, agents and employees of the Bank to give bond to the Bank, with sufficient sureties, conditioned on the faithful performance of the duties of their respective offices or positions, and to comply with such other conditions as may from time to time be required. Section 6. Fiscal Year. Prior to January 1, 2024, the fiscal year of the Bank shall be the 12-month period beginning July 1st of each year and ending on June 30th of the succeeding year, provided that the fiscal year beginning July 1, 2023 shall be a six-month transition period ending on December 31, 2023. Starting January 1, 2024, the fiscal year of the Bank shall be the 12- month period beginning on January 1st and ending on December 31st of each year.

18 Section 7. Amendments. Notwithstanding anything herein to the contrary, the Bank's shareholders may amend or repeal any one or more of these Bylaws even though these Bylaws may also be amended or repealed by its Board of Directors. The Board of Directors may amend or repeal these Bylaws, subject to the following: (a) The Board of Directors may not amend these Bylaws to the extent otherwise provided in the Articles of Incorporation, a Bylaw adopted by the shareholders, the North Carolina Business Corporation Act or by Chapter 53C. (b) A Bylaw adopted, amended or repealed by the shareholders may not be readopted, amended or repealed by the Board of Directors if neither the Articles of Incorporation nor a Bylaw adopted by the shareholders authorizes the Board of Directors to adopt, amend or repeal that particular Bylaw or these Bylaws generally. (c) A Bylaw that fixes a greater quorum or voting requirement for the Board of Directors may be amended or repealed: (i) If originally adopted by the shareholders, only by the shareholders, unless such bylaw as originally adopted by the shareholders provides that such bylaw may be amended or repealed by the Board of Directors; or (ii) If originally adopted by the Board of Directors, either by the shareholders or by the Board of Directors. A Bylaw that fixes a greater quorum or voting requirement for the Board of Directors may not be adopted by the Board of Directors by a vote less than a majority of the directors then in office and may not itself be amended by a quorum or vote of the directors less than the quorum or vote prescribed in such bylaw or prescribed by the shareholders. THIS IS TO CERTIFY that the above Amended and Restated Bylaws of HomeTrust Bank, were duly adopted by the Board of Directors of the Bank by action taken at a meeting held on July 24, 2023 to be effective as of July 24, 2023. This the 24th day of July, 2023. /s/ Tony J. VunCannon Secretary